Exhibit 99.3

ANALOGIC CORPORATION

2014 ANNUAL INCENTIVE COMPENSATION PLAN

1. PURPOSES OF THE PLAN

The purposes of the Plan are to advance the interests of the Company and its stockholders and assist the Company in attracting and retaining employees of the Company and its Affiliates who, because of the extent of their responsibilities, can make significant contributions to the Company’s success by their ability, industry, loyalty and exceptional services, by providing incentives and financial rewards to such executive officers. The Plan is also intended to permit the payment of Awards that qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

2. DEFINITIONS

2.1. “Affiliate” shall mean any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any regulations thereunder, and any other business venture (including, without limitation, partnership, joint venture or limited liability company) in which the Company has a controlling interest as determined by the Committee.

2.2. “Award” shall mean any amount granted to a Participant under the Plan.

2.3. “Board” shall mean the board of directors of the Company.

2.4. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.5. “Committee” shall mean the Compensation Committee of the Board or any subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. For purposes of satisfying the requirements of Section 162(m) of the Code and the regulations thereunder, the Committee is intended to consist solely of “outside directors” as such term is defined in Section 162(m) of the Code.

2.6. “Company” shall mean Analogic Corporation, a Massachusetts corporation.

2.7. “Disability” means any physical or mental condition of a Participant that in the opinion of the Committee renders the Participant incapable of continuing to be an employee of the Company and its Affiliates.

2.8. “Effective Date” means the effective date specified in Section 5.15.

2.9. “Eligible Employee” means an employee of the Company or its Affiliates.

2.10. “Employment Agreement” means an employment, severance or similar agreement between the Company or any Affiliate and a Participant.

2.11. “Named Executive” means a person whose compensation from the Company and, as applicable, its Affiliates is, or is deemed materially likely by the Committee to be, subject to the limitation on deductibility set forth in Section 162(m) of the Code.

2.12. “Participant” shall mean a person selected to participate in the Plan pursuant to Article 3.

2.13. “Performance Measures” shall mean one or more of the following objective performance measures, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Committee: net sales; revenue; revenue growth or product revenue growth; return on operating revenue; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total shareholder return; return on assets or net assets; return on capital (including return on total capital or return on invested capital); cash flow return on investment; appreciation in and/or maintenance of the price of the Company stock or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; profit margin, year-end cash; cash margin; debt reduction; stockholders equity; research and development achievements; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents); passing preapproval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors)); supply chain achievements; codevelopment, comarketing, profit sharing, joint venture or other similar arrangements; operating efficiencies; customer or employee satisfaction; customer growth; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); product development or product release schedules; new product innovation; product or other cost reductions, brand recognition/acceptance; product ship targets; sales of assets or subsidiaries; implementation, completion or attainment of measurable objectives with respect to products or projects, acquisitions and divestitures, and recruiting and maintaining personnel. Performance Measures may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such Performance Measures shall be adjusted to exclude any one or more of (i) extraordinary items and any other unusual or non-recurring items, (ii) discontinued operations, (iii) gains or losses on the dispositions of discontinued operations, (iv) the cumulative effects of changes in tax or accounting principles, (v) the writedown of any asset, (vi) charges for restructuring and rationalization programs, (vii) other non-cash charges or items, (viii) gains or losses related to financing activities, (ix) the effect of mergers, acquisitions and divestitures, or (x) gains or losses as a result of foreign currency conversions or fluctuations in foreign currency exchange rates. Such Performance Measures: (I) may vary by Participant and may be different for different Awards; or (II) may be particular to a Participant or the department, branch line of business, subsidiary or other unit of the Company and may cover such period as may be specified by the Committee.

2.14. “Performance Period” means the Company’s fiscal year, or any other period selected by the Committee.

2.15. “Plan” means the Analogic Corporation 2014 Annual Incentive Compensation Plan.

3. ELIGIBILITY AND ADMINISTRATION

3.1. Administration.

(a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Participants to whom Awards may from time to time be granted hereunder; (ii) determine the terms and conditions, not inconsistent with the provisions of the Plan, of each Award; (iii) determine the time when Awards will be granted and paid and the Performance Period to which they relate; (iv) determine the performance goals for Awards for each Participant in respect of each Performance Period based on the Performance Measures and certify the calculation of the amount of the Award payable to each Participant in respect of each Performance Period; (v) determine whether payment of Awards may be deferred by Participants in a manner consistent with Section 409A of the Code; (vi) interpret and administer the Plan and any instrument or agreement entered into in connection with the Plan; (vii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. The Committee may delegate any ministerial matters to officers or employees of the Company but may not delegate authority or responsibilities described in the preceding sentence except to the extent ministerial.

(b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Affiliate, any Participant and any person claiming any benefit or right under an Award or under the Plan.

3.2. Eligibility. Participants in the Plan will be selected by the Committee from among the Eligible Employees of the Company and its Affiliates who have the capability of making a substantial contribution to the success of the Company. In making this selection and in determining the form and amount of awards, the Committee may consider any factors it deems relevant, including, without limitation, the individuals’ functions, responsibilities, value of services to the Company and past and potential contributions to the Company’s profitability and growth. If a person becomes eligible to participate in the Plan after the Committee has made its initial designation of Participants, such individual may become a Participant if so designated in writing by the Committee.

4. AWARDS

4.1. Performance Period; Performance Goals.

(a) With respect to Awards to Named Executives intended to qualify as performance-based compensation under Section 162(m) of the Code, performance goals shall be established as follows: Not later than the earlier of (i) 90 days after the commencement of a Performance Period and (ii) the expiration of 25% of the Performance Period, the Committee shall, in writing, designate (x) the Participants for the Performance Period and (y) the performance goals for determining the Award for each Participant for each Performance Period based on attainment of specified levels of one or any combination of the Performance Measures. Within such time period the Committee shall also specify the exclusion for charges related to an event or occurrence that the Committee determines should appropriately be excluded. Such performance goals shall otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder.

(b) With respect to other Awards, the performance goals may be established in any manner permitted by the Committee.

4.2. Certification. At such time as it shall determine appropriate following the conclusion of each Performance Period, the Committee shall certify, in writing, the amount of the Award for each Participant for such Performance Period. With respect to Awards to Named Executives intended to be performance-based compensation under Section 162(m) of the Code, certification must occur prior to any payment on the Award, except as is consistent with the initial qualification of the Award as performance-based compensation under Section 162(m) of the Code in the case of death or Disability of the Participant or change in control of the Company.

4.3. Payment of Awards. The amount of the Award actually paid to a Participant may, in the sole discretion of the Committee, be less than (but not more than) the amount otherwise payable to the Participant based on attainment of the performance goals for the Performance Period as determined in accordance with Section 4.1. The Committee may not waive the achievement of the applicable performance goals under Awards intended to qualify as performance-based compensation under Section 162(m) of the Code (or provide in the terms of such an Award for payment in the absence of attainment of the performance goal) except in the case of the death or Disability of the Participant or a change in control of the Company. The actual amount of the Award determined by the Committee for a Performance Period shall be paid in the Committee’s discretion in cash or, to the extent permissible under a shareholder-approved stock plan of the Company, stock based awards under such plan. Payment to each Participant shall be made no later than the fifteenth day of the third month following the end of the fiscal year of the Company in which the applicable Performance Period ends, unless payment is deferred pursuant to a plan or arrangement satisfying the requirements of Section 409A of the Code.

4.4. Award Denomination and Amount. An Award may be denominated and computed based on a stated dollar amount, a percentage of the annual base salary of the Participant receiving such Award or a percentage of an annual bonus pool or Performance Measure established by the Committee subject to achievement of performance goals (and, with respect to Awards to Named Executives intended to be performance-based compensation, in accordance with the rules applicable under Section 162(m) of the Code). With respect to Awards granted to Named Executives intended to qualify as performance-based compensation under Section 162(m) of the Code in no event shall the amount earned by a Participant by reason of performance goal achievement exceed $3,000,000 in any fiscal year.

5. MISCELLANEOUS

5.1. Term. The Plan will commence as of the Effective Date. Unless sooner terminated by the Committee, to the extent necessary to ensure that Award payments made to Named Executives may be deductible by the Company for federal income tax purposes, the Plan shall terminate as of the date of the first meeting of the Company’s shareholders occurring during 2019, unless the term of the Plan is extended and reapproved at such shareholders’ meeting. No Awards may be awarded under the Plan after its termination. Termination of the Plan shall not affect any Awards outstanding on the date of termination and such awards shall continue to be subject to the terms of the Plan notwithstanding its termination.

5.2. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including Section 162(m) of the Code, or by the NASDAQ Stock Market (or such other principal securities market on which the Company’s securities are listed or qualified for trading). No amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

5.3. Section 162(m) of the Code. Unless otherwise determined by the Committee, the provisions of this Plan shall be administered and interpreted in accordance with Section 162(m) of the Code to ensure the deductibility by the Company of the payment of Awards. The Committee shall have the power to impose such other restrictions on Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

5.4. Tax Withholding. Whenever payments under the Plan are to be made to a Participant, the Company or a may withhold therefrom, or from any other amounts payable to or in respect of the Participant, an amount sufficient to satisfy any applicable governmental withholding tax requirements related thereto.

5.5. Right of Discharge Reserved; Claims to Awards. Nothing in this Plan shall provide any Participant a right to receive any Award or payment under the Plan with respect to a Performance Period. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Participant the right to continue in the employment of the Company or an Affiliate or affect any right that the Company or an Affiliate may have to terminate the employment of (or to demote or to exclude from future Awards under the Plan) any such Participant at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of any actual or potential payments related to an Award granted in the event of the termination of employment of any Participant. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants under the Plan.

5.6. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or an Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or an Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

5.7. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, nor its submission to the shareholders of the Company for approval, will be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards that do not qualify under Section 162(m) of the Code, and such other arrangements may be either applicable generally or only in specific cases.

5.8. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

5.9. Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

5.10. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the payments respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

5.11. Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder will be construed as (i) giving any Participant the right to continue in the employ or service of the Company or any Affiliate, (ii) interfering in any way with the right of the Company or any Affiliate to terminate any Participant’s employment or service at any time (subject to the terms and provisions of any Employment Agreement with the Participant) or (iii) giving any Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees. Except as expressly provided in the Plan, the Plan will not confer on any person other than the Company and the Participant any rights or remedies thereunder.

5.12. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the Commonwealth of Massachusetts without reference to principles of conflict of laws that might result in the application of the laws of another jurisdiction, and shall be construed accordingly.

5.13. Deferrals. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash that would otherwise be delivered to a Participant under the Plan in connection with an Award. Any such deferral elections shall be made in compliance with Section 409A of the Code.

5.14. Section 409A. To the extent that any Award under the Plan is subject to Section 409A of the Code, the Award shall be granted, paid or deferred, as applicable, in a manner that will comply with Section 409A of the Code, including Treasury Regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment or deferral thereof, as applicable, to fail to satisfy Section 409A of the Code shall be, at the discretion of the Committee, amended to comply with Section 409A of the Code, which amendment may be made on a retroactive basis, in accordance with Treasury Regulations and other guidance issued under Section 409A of the Code. Notwithstanding any of the foregoing, the Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not satisfy the provisions thereof.

5.15. Effective Date of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders. Awards may be granted under the Plan prior to such stockholder approval, provided such Awards are specifically contingent upon the obtaining of such stockholder approval.

5.16. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.